Exhibit 99.1

PRESS RELEASE	Contact: Billy Freesmeier
July 20, 2026 8:00 AM ET	Chief of Staff
(703) 481-4579

MainStreet Bancshares, Inc. Delivers Solid Second Quarter 2026 Performance

Disciplined Expense Management and Healthy NIM Drive Sequential Income Growth

Fairfax, VA., July 20, 2026 – MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the financial holding company for MainStreet Bank, reported net income of $4.7 million for the quarter-ended June 30, 2026, a 14% increase from the previous quarter, resulting in earnings per common share of $0.58.  The net interest margin expansion continued, rising to 3.53% for the quarter.

The Company repurchased 207,000 shares of common stock during the quarter, all of which were accretive to tangible book value.  The combination of accretive share repurchases and quarterly earnings increased tangible book value to $26.30 per common share.  The Company and Bank remain strongly capitalized.

“We are pleased to report that the Company’s performance continues to be directionally consistent. The month of June produced an annualized return on average assets of 1.03% and an annualized return on average tangible common equity of 11.09%, which is progressing toward expectations,” said Jeff W. Dick, Chairman and CEO of MainStreet Bancshares, Inc. and MainStreet Bank.

“The lenders booked $78 million in new loans and the business bankers kept pace with deposit growth, resulting in a 100% loan-to-deposit ratio,” said Abdul Hersiburane, President of MainStreet Bank.  “Our year-over-year growth of $97 million in owner-occupied commercial real estate reflects our focus on operating businesses that bring strong relationships. We’re also excited about the opportunities surfacing for our commercial and government contracting team."

Nonperforming assets to total assets settled at 2.77% while loans 30-89 days past due and accruing dropped to 0.79% for the quarter.  Chris Johnston, Chief Credit Officer of MainStreet Bank, expanded, “Our asset quality metrics remain manageable with zero net charge-offs during the quarter.  We are steadfast in the speedy resolution of our nonperforming assets.”

About MainStreet Bank: MainStreet operates seven branches in Herndon, Fairfax, McLean, Leesburg, Middleburg, Clarendon, and Washington, D.C. MainStreet Bank has over 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of pandemic outbreaks, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	June 30, 2026	March 31, 2026	December 31, 2025*	September 30, 2025	June 30, 2025
ASSETS
Cash and due from banks	$30,125	$33,044	$25,179	$23,940	$20,888
Interest-bearing deposits at other financial institutions	751	783	1,276	1,315	864
Federal funds sold	78,405	134,288	136,301	102,039	111,532
Total cash and cash equivalents	109,281	168,115	162,756	127,294	133,284
Investment securities available for sale (AFS), at fair value	57,114	57,021	57,954	58,338	56,138
Investment securities held to maturity (HTM), at amortized cost, net of allowance for credit losses of $0 for all periods	13,785	13,790	13,798	14,293	14,846
Restricted securities, at amortized cost	6,998	6,998	7,005	7,005	7,005
Loans, net of allowance for credit losses of $19,306, $19,049, $19,308, $18,831, and $19,057, respectively	1,928,372	1,850,961	1,841,833	1,788,243	1,767,432
Premises and equipment, net	13,192	13,430	13,608	13,212	13,344
Other real estate owned, net	900	1,094	1,697	—	—
Property held for sale, at fair value	2,760	2,745	2,728	3,225	3,225
Accrued interest and other receivables	14,575	13,453	14,518	13,622	15,023
Bank owned life insurance	41,396	41,071	40,752	40,433	40,117
Other assets	54,712	54,615	56,020	59,124	64,367
Total Assets	$2,243,085	$2,223,293	$2,212,669	$2,124,789	$2,114,781
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$363,883	$359,113	$378,694	$324,717	$330,045
Interest-bearing demand deposits	114,087	120,700	119,407	123,231	124,090
Savings and NOW deposits	144,783	138,667	121,905	125,214	116,069
Money market deposits	542,687	545,804	499,334	458,946	463,904
Time deposits	768,865	750,441	779,844	778,727	764,439
Total deposits	1,934,305	1,914,725	1,899,184	1,810,835	1,798,547
Subordinated debt, net	70,100	70,035	69,936	69,837	71,238
Other liabilities	24,244	23,549	24,958	25,754	31,526
Total Liabilities	2,028,649	2,008,309	1,994,078	1,906,426	1,901,311
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	27,431	28,247	29,008	29,833	29,825
Capital surplus	57,484	61,045	66,531	68,895	68,261
Retained earnings	107,777	104,360	101,557	98,793	95,585
Accumulated other comprehensive loss	(5,519)	(5,931)	(5,768)	(6,421)	(7,464)
Total Stockholders’ Equity	214,436	214,984	218,591	218,363	213,470
Total Liabilities and Stockholders’ Equity	$2,243,085	$2,223,293	$2,212,669	$2,124,789	$2,114,781

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
INTEREST INCOME:
Interest and fees on loans	$60,256	$63,554	$30,738	$29,518	$29,969	$30,688	$32,443
Interest on investment securities
Taxable securities	841	851	423	418	421	435	431
Tax-exempt securities	576	530	289	287	276	270	267
Interest on interest-bearing deposits at other financial institutions	20	32	10	10	10	11	10
Interest on federal funds sold	1,615	2,282	630	985	1,198	1,060	1,135
Total interest income	63,308	67,249	32,090	31,218	31,874	32,464	34,286
INTEREST EXPENSE:
Interest on interest-bearing demand deposits	1,752	2,052	862	890	1,064	1,071	1,004
Interest on savings and NOW deposits	810	612	421	389	390	467	391
Interest on money market deposits	8,478	9,983	4,487	3,991	4,246	4,623	4,707
Interest on time deposits	14,808	17,626	7,158	7,650	8,244	8,369	8,595
Interest on federal funds purchased	109	65	84	25	—	28	—
Interest on subordinated debt	1,625	1,611	846	779	788	804	799
Total interest expense	27,582	31,949	13,858	13,724	14,732	15,362	15,496
Net interest income	35,726	35,300	18,232	17,494	17,142	17,102	18,790
Provision for credit losses	454	(543)	585	(131)	328	144	(543)
Net interest income after provision for credit losses	35,272	35,843	17,647	17,625	16,814	16,958	19,333
NON-INTEREST INCOME:
Deposit account service charges	1,125	1,068	552	573	559	557	538
Bank owned life insurance income	644	610	325	319	319	316	308
Gain on retirement of subordinated debt	—	128	—	—	—	145	68
Gain on equity securities	—	103	—	—	—	—	103
Loss on sale of other real estate owned	(685)	—	—	(685)	—	—	—
Other non-interest income	217	96	17	200	22	104	49
Total non-interest income	1,301	2,005	894	407	900	1,122	1,066
NON-INTEREST EXPENSES:
Salaries and employee benefits	15,056	16,664	7,505	7,551	7,557	7,366	8,279
Furniture and equipment expenses	1,526	2,157	768	758	884	799	1,141
Advertising and marketing	675	1,011	379	296	469	571	530
Occupancy expenses	617	714	252	365	293	400	318
Outside services	905	2,463	445	460	688	625	1,290
Administrative expenses	448	499	207	241	238	259	270
Other real estate owned expenses	244	—	24	220	—	—	—
Other operating expenses	5,719	5,551	2,936	2,783	2,696	2,647	2,917
Total non-interest expenses	25,190	29,059	12,516	12,674	12,825	12,667	14,745
Income before income tax expense	11,383	8,789	6,025	5,358	4,889	5,413	5,654
Income tax expense	2,615	1,746	1,357	1,258	836	896	1,064
Net income	8,768	7,043	4,668	4,100	4,053	4,517	4,590
Preferred stock dividends	1,078	1,078	539	539	539	539	539
Net income available to common shareholders	$7,690	$5,965	$4,129	$3,561	$3,514	$3,978	$4,051
Earnings per common share, basic and diluted	$1.05	$0.78	$0.58	$0.48	$0.46	$0.52	$0.53
Weighted average number of common shares, basic and diluted	7,329,939	7,670,623	7,177,264	7,484,310	7,564,723	7,704,639	7,704,677

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	June 30, 2026		March 31, 2026		June 30, 2025		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$312,885	16.0%	$299,043	16.0%	$328,351	18.2%	4.6%	-4.7%
Residential real estate loans	465,373	23.8%	448,290	23.9%	452,458	25.3%	3.8%	2.9%
Commercial real estate loans	1,071,008	54.9%	1,024,695	54.7%	911,390	50.9%	4.5%	17.5%
Commercial and industrial loans	101,433	5.2%	100,782	5.3%	97,699	5.5%	0.6%	3.8%
Consumer loans	1,278	0.1%	1,232	0.1%	1,075	0.1%	3.7%	18.9%
Total Gross Loans	$1,951,977	100.0%	$1,874,042	100.0%	$1,790,973	100.0%	4.2%	9.0%
Less: Allowance for credit losses	(19,306)		(19,049)		(19,057)
Net deferred loan fees	(4,299)		(4,032)		(4,484)
Net Loans	$1,928,372		$1,850,961		$1,767,432
DEPOSITS:
Non-interest bearing deposits	$363,883	18.8%	$359,113	18.8%	$330,045	18.4%	1.3%	10.3%
Interest-bearing deposits:
Demand deposits	114,087	5.9%	120,700	6.3%	124,090	6.9%	-5.5%	-8.1%
Savings and NOW deposits	144,783	7.5%	138,667	7.2%	116,069	6.5%	4.4%	24.7%
Money market deposits	542,687	28.1%	545,804	28.5%	463,904	25.8%	-0.6%	17.0%
Time deposit $250,000 or more	512,878	26.5%	478,971	25.0%	490,692	27.2%	7.1%	4.5%
Time deposit less than $250,000	255,987	13.2%	271,470	14.2%	273,747	15.2%	-5.7%	-6.5%
Total Deposits	$1,934,305	100.0%	$1,914,725	100.0%	$1,798,547	100.0%	1.0%	7.5%
BORROWINGS:
Subordinated debt, net	$70,100	100.0%	$70,035	100.0%	$71,238	100.0%	0.1%	-1.6%
Total Borrowings	$70,100	100.0%	$70,035	100.0%	$71,238	100.0%	0.1%	-1.6%
Total Deposits and Borrowings	$2,004,405		$1,984,760		$1,869,785		1.0%	7.2%

Core customer funding sources (1)	$1,391,834	69.4%	$1,399,602	70.5%	$1,329,804	71.1%	-0.6%	4.7%
Brokered and listing service sources (2)	542,471	27.1%	515,123	26.0%	468,743	25.1%	5.3%	15.7%
Subordinated debt, net (3)	70,100	3.5%	70,035	3.5%	71,238	3.8%	0.1%	-1.6%
Total Funding Sources	$2,004,405	100.0%	$1,984,760	100.0%	$1,869,785	100.0%	1.0%	7.2%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts.

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended June 30, 2026			For the three months ended June 30, 2025
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,919,481	$30,738	6.42%	$1,819,307	$32,443	7.15%
Securities:
Taxable	49,222	423	3.45%	52,911	431	3.27%
Tax-exempt	36,123	366	4.06%	35,434	338	3.83%
Interest-bearing deposits at other financial institutions	1,154	10	3.48%	756	10	5.31%
Federal funds sold	74,355	630	3.40%	107,583	1,135	4.23%
Total interest-earning assets	$2,080,335	$32,167	6.20%	$2,015,991	$34,357	6.84%
Other assets	126,881			116,675
Total assets	$2,207,216			$2,132,666
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$114,088	$862	3.03%	$112,579	$1,004	3.58%
Savings and NOW deposits	141,176	421	1.20%	119,163	391	1.32%
Money market deposits	538,719	4,487	3.34%	479,267	4,707	3.94%
Time deposits	741,846	7,158	3.87%	784,824	8,595	4.39%
Total interest-bearing deposits	$1,535,829	$12,928	3.38%	$1,495,833	$14,697	3.94%
Federal funds purchased	8,573	84	3.93%	1	—	0.00%
Subordinated debt, net	70,084	846	4.84%	71,199	799	4.50%
Total interest-bearing liabilities	$1,614,486	$13,858	3.44%	$1,567,033	$15,496	3.97%
Demand deposits and other liabilities	378,871			354,552
Total liabilities	$1,993,357			$1,921,585
Stockholders’ Equity	213,859			211,081
Total Liabilities and Stockholders’ Equity	$2,207,216			$2,132,666
Interest Rate Spread			2.76%			2.87%
Net Interest Income		$18,309			$18,861
Net Interest Margin			3.53%			3.75%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the six months ended June 30, 2026			For the six months ended June 30, 2025
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,891,701	$60,256	6.42%	$1,834,314	$63,554	6.99%
Securities:
Taxable	49,481	841	3.43%	53,050	851	3.23%
Tax-exempt	36,143	729	4.07%	35,317	671	3.83%
Interest-bearing deposits at other financial institutions	1,129	20	3.57%	1,393	32	4.63%
Federal funds sold	87,649	1,615	3.72%	108,612	2,282	4.24%
Total interest-earning assets	$2,066,103	$63,461	6.19%	$2,032,686	$67,390	6.69%
Other assets	127,494			111,326
Total assets	$2,193,597			$2,144,012
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$116,842	$1,752	3.02%	$111,999	$2,052	3.69%
Savings and NOW deposits	138,072	810	1.18%	93,649	612	1.32%
Money market deposit	515,424	8,478	3.32%	508,319	9,983	3.96%
Time deposits	757,582	14,808	3.94%	791,399	17,626	4.49%
Total interest-bearing deposits	$1,527,920	$25,848	3.41%	$1,505,366	$30,273	4.06%
Federal funds purchased	5,582	109	3.94%	2,790	65	4.70%
Subordinated debt, net	70,040	1,625	4.68%	72,116	1,611	4.50%
Total interest-bearing liabilities	$1,603,542	$27,582	3.47%	$1,580,272	$31,949	4.08%
Demand deposits and other liabilities	374,230			354,133
Total liabilities	$1,977,772			$1,934,405
Stockholders’ Equity	215,825			209,607
Total Liabilities and Stockholders’ Equity	$2,193,597			$2,144,012
Interest Rate Spread			2.72%			2.61%
Net Interest Income		$35,879			$35,441
Net Interest Margin			3.50%			3.52%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.58	$0.53	$1.05	$0.78
Book value per common share	$26.30	$24.17	$26.30	$24.17
Weighted average common shares (basic and diluted)	7,177,264	7,704,677	7,329,939	7,670,623
Common shares outstanding at end of period	7,117,438	7,704,037	7,117,438	7,704,037
Performance Ratios
Return on average assets (annualized)	0.85%	0.86%	0.81%	0.66%
Return on average equity (annualized)	8.75%	8.72%	8.19%	6.78%
Return on average common equity (annualized)	8.88%	8.84%	8.22%	6.60%
Yield on earning assets (FTE)(2) (annualized)	6.20%	6.84%	6.19%	6.69%
Cost of interest-bearing liabilities (annualized)	3.44%	3.97%	3.47%	4.08%
Net interest spread (FTE)(2) (annualized)	2.76%	2.87%	2.72%	2.61%
Net interest margin (FTE)(2) (annualized)	3.53%	3.75%	3.50%	3.52%
Non-interest income as a percentage of average assets (annualized)	0.16%	0.20%	0.12%	0.19%
Non-interest expense to average assets (annualized)	2.27%	2.77%	2.32%	2.73%
Efficiency ratio (3)	65.44%	74.26%	68.03%	77.90%
Allowance for Credit Losses
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$19,049	$19,460	$19,308	$19,450
Add: recoveries	14	747	36	757
Less: charge-offs	—	(622)	(281)	(622)
Add: provision for credit losses - loans	243	(528)	243	(528)
Ending balance, ACL - loans	$19,306	$19,057	$19,306	$19,057

Beginning balance, reserve for unfunded commitment (RUC)	$204	$287	$335	$287
Provision for unfunded commitments, net	342	(15)	211	(15)
Ending balance, RUC	$546	$272	$546	$272
Total allowance for credit losses	$19,852	$19,329	$19,852	$19,329

Allowance for credit losses on loans to total gross loans	0.99%	1.06%	0.99%	1.06%
Allowance for credit losses on loans to non-performing loans	31.50%	2.01X	31.50%	2.01X
Net charge-offs to average gross loans (annualized)	0.00%	(0.03)%	0.03%	(0.01)%
Concentration Ratios
Commercial real estate loans to total capital (4)	379.34%	365.89%	379.34%	365.89%
Construction loans to total capital (5)	103.48%	108.84%	103.48%	108.84%
Past due and Non-performing Assets
Loans 30-89 days past due and accruing to total gross loans	0.79%	2.11%	0.79%	2.11%
Loans 90 days past due and accruing to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	3.14%	0.40%	3.14%	0.40%
Other real estate owned, net	$900	$—	$900	$—
Non-performing loans	$61,289	$7,169	$61,289	$7,169
Non-performing assets to total assets	2.77%	0.34%	2.77%	0.34%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	15.14%	16.44%	15.14%	16.44%
Tier 1 risk-based capital ratio	14.14%	15.39%	14.14%	15.39%
Leverage ratio	12.78%	13.21%	12.78%	13.21%
Common equity tier 1 ratio	14.14%	15.39%	14.14%	15.39%
Other information
Common shares closing stock price	$24.69	$18.90	$24.69	$18.90
Total equity / total assets	9.56%	10.09%	9.56%	10.09%
Average equity / average assets	9.69%	9.90%	9.84%	9.78%
Number of full time equivalent employees	166	174	166	174
Number of full service branch offices	7	6	7	6

(1)	Regulatory capital ratios as of June 30, 2026 are preliminary
(2)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied, multifamily, and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended June 30,		For the six months ended June 30,
	2026	2025	2026	2025
Net interest margin (FTE)
Net interest income (GAAP)	$18,232	$18,790	$35,726	$35,300
FTE adjustment on tax-exempt securities	77	71	153	141
Net interest income (FTE) (non-GAAP)	18,309	18,861	35,879	35,441

Average interest-earning assets	2,080,335	2,015,991	2,066,103	2,032,686
Net interest margin (GAAP)	3.52%	3.74%	3.49%	3.50%
Net interest margin (FTE) (non-GAAP)	3.53%	3.75%	3.50%	3.52%

	For the three months ended June 30,		For the six months ended June 30,
	2026	2025	2026	2025
Yield on earning assets (FTE)
Total interest income (GAAP)	$32,090	$34,286	$63,308	$67,249
FTE adjustment on tax-exempt securities	77	71	153	141
Total interest income (FTE) (non-GAAP)	32,167	34,357	63,461	67,390

Average interest-earning assets	2,080,335	2,015,991	2,066,103	2,032,686
Yield on earning assets (GAAP)	6.19%	6.82%	6.18%	6.67%
Yield on earning assets (FTE) (non-GAAP)	6.20%	6.84%	6.19%	6.69%

	For the three months ended June 30,		For the six months ended June 30,
	2026	2025	2026	2025
Net interest spread (FTE)
Yield on earning assets (GAAP)	6.19%	6.82%	6.18%	6.67%
Yield on earning assets (FTE) (non-GAAP)	6.20%	6.84%	6.19%	6.69%

Yield on interest-bearing liabilities (GAAP)	3.44%	3.97%	3.47%	4.08%

Net interest spread (GAAP)	2.75%	2.85%	2.71%	2.59%
Net interest spread (FTE) (non-GAAP)	2.76%	2.87%	2.72%	2.61%